UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):	February 16, 2022

VerifyMe, Inc.

(Exact name of registrant as specified in its charter)

Nevada	001-39332	23-3023677
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

75 S. Clinton Ave., Suite 510, Rochester, New York	14604
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:	(585) 736-9400

_____________________

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	VRME	The Nasdaq Capital Market
Warrants to Purchase Common Stock	VRMEW	The Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On February 16, 2022, VerifyMe, Inc. (the “Company”), as part of the development and implementation of the Company’s strategic initiatives, entered into employment Agreements with each of Patrick White, Keith Goldstein, Margaret Gezerlis, and Nancy Meyers, each with effect as of February 15, 2022.

Mr. White, age 68, will continue is his role as Chief Executive Officer of the Company. Mr. White has served as our Chief Executive Officer since August 2017, and also served as our President until February 15, 2022. Mr. White founded Document Security Systems, Inc. (NYSE:DSS), a technology company, serving as its Chief Executive Officer and director from August 2002 until December 2012 and as its business consultant from 2012 to March 2015. He has been a director of Box Score Brands, Inc. (formerly, U-Vend, Inc.) since 2009. Mr. White was a Financial Adviser for the Monroe County Government from April 2016 until May 2017. Mr. White worked as an independent consultant from March 2015 until March 2016. Mr. White was a consultant to the Company from June 2017 through August 2017, when he was appointed President and Chief Executive Officer.

Keith Goldstein, age 53, was promoted to President, taking over the role from Mr. White, and will continue to serve as Chief Operating Officer. Mr. Goldstein has served as the acting Chief Operating Officer of the Company since September 2017. Mr. Goldstein is the manager and principal of POC Advisory Group, LLC, which provides business advisory services, since May 2017. Prior to his promotion to President and becoming our full time employee effective February 15, 2022, we contracted with POC Advisory Group, LLC for Mr. Goldstein’s services. Mr. Goldstein was the Chief Executive Officer of Infinacom, a provider of biometric based security solutions, from April 2018 until March 2019. He was previously Chief Executive Officer of ABCorp., North America, a supplier of secure payment, retail and identification cards, vital record and transaction documents, systems and services to governments and financial institutions, from 2011 until April 2017, and has provided professional sales and advisory services to ABCorp. since April 2017.

Margaret Gezerlis, age 40, was promoted to Executive Vice President and will continue to serve as Chief Financial Officer. Ms. Gezerlis has been our Chief Financial Officer since May 2018. In November 2018, Ms. Gezerlis became our employee. Ms. Gezerlis was previously an employee of the CFO Squad LLC from February 2018 until November 2018, where she worked as an independent contractor for the Company. Previously, Ms. Gezerlis was a Financial Reporting Manager at Bankrate.com from March 2017 until February 2018. Prior to her position at Bankrate.com, Ms. Gezerlis was a financial reporting manager for Westport Fuel Systems Inc. (Nasdaq:WPRT), previously Fuel Systems Solutions, Inc. (Nasdaq:FSYS), from September 2015 to November 2016, a senior financial analyst from March 2014 to September 2015 and a performance services manager for Workiva Inc. (NYSE:WK) from June 2012 to March 2014. Ms. Gezerlis holds an international accounting qualification from the Association of Chartered Certified Accountants.

Nancy Meyers, age 52, who recently joined the Company’s executive team will serve as Senior Vice President of Finance and Investor Relations. Prior to joining the Company in September, 2021, Ms. Meyers had several accounting and financial reporting roles at GP Strategies Corporation, ultimately serving as Manager of Financial Reporting from October 2017 until May 2021. Ms. Meyers is a Chartered Professional Accountant (CPA) and brings over 20 years of experience in finance, accounting, and operations.

The Company’s Board of Directors approved each of these appointments subject to executives and Company entering into the respective employment agreements. None of these executives has any family relationship with any of the Company's executive officers or members of the Company's Board of Directors. Other than as disclosed in this Item 5.02, there are no arrangements or understandings between any of these individuals and any other person pursuant to which he or she was appointed an executive officer of the Company.

The following table and description is a summary of the employment agreements:

Name	Title	Base Salary	Annual Equity Award Eligibility	Annual Bonus
Patrick White	Chief Executive Officer	$280,000	70% Base Salary	1% of 2022 Annual Organic Sales > $1.5M
Keith Goldstein	President & Chief Operating Officer	$235,000	70% Base Salary	1% of 2022 Annual Organic Sales > $1.5M
Margaret Gezerlis	Executive Vice President & Chief Financial Officer	$180,000	50% Base Salary	0.5% of 2022 Annual Organic Sales > $1.5M
Nancy Meyers	Senior Vice President of Finance & Investor Relations	$180,000	50% Base Salary	None

In accordance with the employment agreements, the Compensation Committee of the Board approved grants of restricted stock units to each of the executives with a grant date value as of February 16, 2022 equal to their respective Base Salary multiplied by their respective Annual Equity Award Eligibility percentage.

Each of the employment agreements replaces or supersedes any existing employment agreement, consulting agreement or other arrangement between the Company and the respective executive. Each employment agreement is “at-will” and if terminated by the executive for good reason, or by the Company without cause, will entitle the executive, in addition to accrued base salary and unpaid expenses, to their annual bonus payout, if applicable and severance in the amount of base salary through December 31, 2022 or six months, whichever is greater.

The foregoing description of the employment agreements is not complete and is qualified by reference to the complete agreements, which are attached hereto as Exhibit 10.1, 10.2, 10.3 and 10.4, and incorporated herein by reference.

The press release issued by the Company on February 22, 2022 announcing the appointments of the executives and related matters is attached as Exhibit 99.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

Exhibit No.	Description
10.1	Employment Agreement with Patrick White, dated February 15, 2022
10.2	Employment Agreement with Keith Goldstein, dated February 15, 2022
10.3	Employment Agreement with Margaret Gezerlis, dated February 15, 2022
10.4	Employment Agreement with Nancy Meyers, dated February 15, 2022
99.1	VerifyMe, Inc. Press Release, dated February 22, 2022
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VerifyMe, Inc.

Date: February 22, 2022	By:	/s/ Patrick White
Patrick White
Chief Executive Officer